UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported):  October 17, 2023
LAKE SHORE BANCORP, INC.
(Exact name of registrant as specified in its charter)

United States	000-51821	20-4729288
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

31 East Fourth Street, Dunkirk, New York 14048
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (716) 366-4070

Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	LSBK	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01. Changes in Registrant’s Certifying Accountant.
(a)	Dismissal of Independent Registered Public Accounting Firm

On October 17, 2023, Lake Shore Bancorp, Inc. (the “Company”) dismissed Baker Tilly US, LLP (“Baker Tilly”) as the Company's independent registered public accounting firm effective as of the date Baker Tilly completes its audit of the Company’s consolidated financial statements for the fiscal year ended December 31, 2023. An amendment to this Current Report on Form 8-K will be filed upon the effectiveness of the dismissal. The decision to dismiss Baker Tilly was approved by the Audit Committee of the Company’s Board of Directors.
The audit reports of Baker Tilly on the consolidated financial statements of the Company for each of the past two fiscal years ended December 31, 2022 and December 31, 2021 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.
During the Company's two most recent fiscal years ended December 31, 2022 and December 31, 2021 and the subsequent interim period from January 1, 2023 through October 17, 2023: (i) there were no disagreements with Baker Tilly on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures which, if not resolved to Baker Tilly's satisfaction, would have caused Baker Tilly to make reference to the subject matter of the disagreement in connection with its reports, and (ii) there were no “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K of the Securities and Exchange Commission (the “SEC”).
Before filing this Current Report on Form 8-K with the SEC, the Company provided Baker Tilly with a copy of the disclosures contained in this Item 4.01(a) and requested that Baker Tilly issue a letter, addressed to the SEC, stating whether Baker Tilly agrees with the statements contained in this Item 4.01(a).  A copy of Baker Tilly’s letter dated October 23, 2023, addressed to the SEC, is filed as Exhibit 16.1 to this Current Report on Form 8-K.
(b)	Engagement of New Independent Registered Public Accounting Firm

On October 17, 2023, the Company engaged Yount, Hyde & Barbour, P.C. (“YHB”) as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2024.  The selection of YHB was approved by the Audit Committee of the Company’s Board of Directors.
During the Company’s two most recent fiscal years ended December 31, 2022 and December 31, 2021 and the subsequent interim period from January 1, 2023 through October 17, 2023, neither the Company nor anyone on its behalf consulted with YHB regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, and neither a written report nor oral advice was provided to the Company that YHB concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue, or (ii) any matter that was either the subject of a “disagreement” (as defined in SEC Regulation S-K Item 304(a)(1)(iv)) or a “reportable event” (as defined in SEC Regulation S-K Item 304(a)(1)(v)).

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits

16.1	Letter of Baker Tilly US, LLP dated October 23, 2023
104	Cover Page Interactive Data File (embedded in the cover page formatted in Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lake Shore Bancorp, Inc.
By: /s/ Taylor Gilden
Name: Taylor Gilden
Title: Chief Financial Officer

Date: October 23, 2023